UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2011
TriCo Bancshares
(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Constitution Drive, Chico, California	95973

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
The Bylaws of TriCo Bancshares (the “Company”) previously provided that the authorized number of directors is a range of not fewer than eight and not more than 15, with the exact number within the range to be determined by an amendment to the Bylaws adopted by either the board of directors or the Company’s shareholders. On February 15, 2011, the Company’s board of directors amended section 15 of the Company’s Bylaws to provide that the authorized number of directors within the range shall be determined by a resolution of the board of directors or the Company’s shareholders, rather than by amending the Bylaws. The range of authorized directors remains unchanged.
Item 9.01 Financial Statements and Exhibits.
Reference is made to the exhibits listed in the Exhibit Index included with this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2011	TRICO BANCSHARES (Registrant)
	By:	/s/Thomas J. Reddish
Thomas J. Reddish
Executive Vice President Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

3.1	Bylaws of TriCo Bancshares, as amended on February 15, 2011.